UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 16, 2017

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 646-4100

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 16, 2017, the board of directors (the “Board”) of PAA GP Holdings LLC (“PAGP GP”) appointed Harry N. Pefanis and Willie Chiang to the Board.  Mr. Pefanis and Mr. Chiang serve as the President and Chief Operating Officer and Executive Vice President and Chief Operating Officer (U.S.), respectively, of PAGP GP.

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 16, 2017, PAGP GP entered into the Third Amended and Restated Limited Liability Company Agreement of PAGP GP (the “Third A&R GP Agreement”) to (i) increase the size of the board from ten members to twelve members, (ii) reflect the appointment of Messrs. Pefanis and Chiang to the Board and (iii) specify that any Board member that also serves as an officer of PAGP GP (including Messrs. Pefanis and Chiang) will not be classified or subject to the election of eligible PAGP GP directors by PAGP’s shareholders.

The foregoing description of the Third A&R GP LLC Agreement is qualified in its entirety by reference to the text of such agreement, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01                   Regulation FD Disclosure

On February 21, 2017, the Registrant issued a press release reporting the appointment of Messrs. Pefanis and Chiang to the Board. A copy of the press release is furnished as Exhibit 99.1 hereto. In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01                   Financial Statements and Exhibits

(d)         Exhibits.

Exhibit Number	Description
3.1	Third Amended and Restated Limited Liability Company Agreement of PAA GP Holdings LLC dated February 16, 2017
99.1	Press Release dated February 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	Plains AAP, L.P., its sole member

By:	Plains All American GP LLC, its general partner

By:	/s/ Richard McGee
Name:	Richard McGee
Title:	Executive Vice President

Date: February 21, 2017

EXHIBIT INDEX

Exhibit Number	Description
3.1	Third Amended and Restated Limited Liability Company Agreement of PAA GP Holdings LLC dated February 16, 2017
99.1	Press Release dated February 21, 2017